UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 13, 2007

COMMUNITY BANKS, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	23-2251762
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

No. 001-11663
(Commission file number)

777 East Park Drive, Harrisburg, PA	17111
(Address of Principal Executive Offices)	(Zip Code)

(717) 920-5800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 13, 2007, Community Banks, Inc. (“Community”) issued a press release declaring a first quarter cash dividend. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. No part of this report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.
(a) Not Applicable.
(b) Not Applicable.
(c) Not Applicable.
(d) Exhibits:

99.1 Press release of Community Banks, Inc. dated February 13, 2007.

The following disclosure is made in accordance with Rule 165 promulgated under the Securities Act of 1933.
Community Banks, Inc. urges its shareholders and the shareholders of both BUCS Financial Corp and East Prospect State Bank, as well as other investors, to read the proxy statements/prospectuses that are included in the registration statements on Form S-4 which Community has filed with the SEC in connection with the proposed mergers with BUCS and East Prospect as they contain important information. The proxy statements/prospectuses contain important information about Community, BUCS, East Prospect, the mergers, the persons soliciting proxies in the mergers and their interests in the mergers and related matters. The proxy statements/prospectuses are available for free on the SEC’s web site at http://www.sec.gov. They are also available for free from Community, BUCS and East Prospect. You may direct such a request to one of the following persons:

Patricia E. Hoch (for both mergers) Community Banks, Inc. 777 East Park Drive Harrisburg, PA 17111 Phone: (717) 920-5800	Herbert J. Moltzan (for the BUCS merger) BUCS Financial Corp 10445 Mill Run Circle Owings Mills, MD 21117 Phone: (410) 998-5304	Roger A. Nickol (for the East Prospect merger) East Prospect State Bank 1 South Main Street East Prospect, PA 17317 Phone: (717) 252-1511

In addition to the proposed registration statements and proxy statements/prospectuses, Community and BUCS file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Community at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Community’s and BUCS’ filings with the SEC are also available to the public from commercial document-retrieval services and for free on the SEC’s web site at http://www.sec.gov. Because the shares of East Prospect’s common stock are not registered under the Securities Exchange Act of 1934, East Prospect does not file reports or proxy statements with the SEC. However, East Prospect does file quarterly and annual financial statements with the FDIC, and publicly available information contained in such reports is available on the FDIC’s website at http://www.fdic.gov.

Community, BUCS and East Prospect and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies with respect to the transactions contemplated by the respective merger agreements. Information concerning Community’s and BUCS’ officers and directors are included in proxy statements for the annual meetings of Community’s and BUCS’ shareholders in 2006, previously filed with the SEC. The proxy statements are available for free on the SEC’s website at http://www.sec.gov and at no charge from Community and BUCS. You may direct a request for the proxy statements to the officers identified above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKS, INC.
(Registrant)

Dated: February 13, 2007	By:
Donald F. Holt Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1 Press release of Community Banks, Inc. dated February 13, 2007.